                                 AMENDMENT NO. 4


                                IN RESPECT OF THE


                          SECURITIES EXCHANGE AGREEMENT

                                      AMONG

                                   CORAM, INC.

                          CORAM HEALTHCARE CORPORATION

                                       AND

                             CERBERUS PARTNERS, L.P.

                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                          FOOTHILL CAPITAL CORPORATION

                                 AS NOTEHOLDERS





                            DATED: DECEMBER 29, 2000

                  Amendment No. 4 (this "Agreement"), dated as of December 29, 2000, in respect of the Securities Exchange Agreement dated as of May 6, 1998, as heretofore amended (said Securities Exchange Agreement, as so amended, being the "Securities Exchange Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein) among CORAM, INC., a Delaware corporation (the "Company"), CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. ("Cerberus"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") and FOOTHILL CAPITAL CORPORATION ("Foothill") (each a "Noteholder" and, together with any other holders from time to time of interests in the Series A Notes or Series B Notes, collectively, the "Noteholders").

                              W I T N E S S E T H :

                  WHEREAS, the Original Noteholders, the Company and Holdings entered into the Securities Exchange Agreement, pursuant to which the Original Noteholders received, among other things, Series A Notes and Series B Notes, as the case may be, in exchange for the Original Noteholders' interests in the Subordinated Rollover Notes and the Warrants; and

                  WHEREAS, as of the date hereof, the Original Noteholders own in the aggregate 100% of the outstanding principal amount of the Series A Notes and Series B Notes; and

                  WHEREAS, pursuant to an Exchange Agreement, dated as of the date hereof, among the Company, Holdings and the Noteholders (the "Exchange Agreement"), the Noteholders have agreed to exchange (the "Exchange") approximately $97,715,434 aggregate principal amount of Series A Notes and $11,610,542 of accrued interest on the Series A Notes and the Series B Notes for shares of Preferred Stock (as defined in the Exchange Agreement) of the Company; and

                  WHEREAS, following the Exchange, the Noteholders will hold $61,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "Remaining Notes"); and

                  WHEREAS, as further consideration for the Exchange, the Company, Holdings and the Noteholders have agreed to amend the interest rate and maturity of the Remaining Notes; and

                  WHEREAS, the Company, Holdings and the Noteholders have agreed to amend the Securities Exchange Agreement and to enter into this Agreement upon the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. AMENDMENTS TO THE SECURITIES EXCHANGE AGREEMENT. Upon the satisfaction of the conditions contained in Section 4 of this Agreement, Section 1 to the Securities Exchange Agreement is hereby amended by deleting the existing definitions of "Applicable Series A Rate," "Applicable Series B Rate," "Series A Maturity Date" and "Series B Maturity Date" and replacing them with the following:

                           "Applicable Series A Rate" shall mean (i) from the
                  Effective Date to the Amendment Date, 9-7/8% per annum, (ii) from the Amendment Date to November 15, 1999, 11-1/2% per annum, (iii) from November 15, 1999 to the Interest Restart Date, 0.00% per annum, (iv) from the Interest Restart Date to December 29, 2000, 11-1/2% per annum and (v) thereafter, 9.00% per annum.

                           "Applicable Series B Rate" shall mean (i) from the
                  Effective Date to November 15, 1999, 8.00% per annum, (ii) from November 15, 1999 to the Interest Restart Date, 0.00% per annum, (iii) from the Interest Restart Date to December 29, 2000, 8.00% per annum and (v) thereafter, 9.00% per annum.

                           "Series A Maturity Date" shall mean June 30, 2001.

                           "Series B Maturity Date" shall mean June 30, 2001.

                  Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND HOLDINGS. Each of the Company and Holdings hereby represents and warrants as to itself and the Coram Parties that the execution, delivery and performance of this Agreement, the Amended and Restated Series A Senior Subordinated Note and the Amended and Restated Series B Senior Subordinated Convertible Note (collectively, the "Amendment Agreements") have each duly authorized by all necessary corporate action on the part of such Coram Party and the Amendment Agreements and the Securities Exchange Agreement amended hereby each constitute a legal, valid and binding obligation of such Coram Party, enforceable against it in accordance with their terms.

                  Section 3. REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS. Each of the Noteholders hereby represents and warrants as to itself that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Noteholder.

                  Section 4. CONDITIONS TO EFFECTIVENESS. The amendments contained in Section 1 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                           (a) the due execution and delivery of this Agreement by each of the Noteholders, Holdings and the Company;

                           (b) the due execution and delivery of a consent and confirmation of guaranty, in the form attached hereto as Exhibit A, by Holdings and each Subsidiary Guarantor listed on Annex A attached hereto;


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

                           (c) the due execution and delivery of an Amended and Restated Series A Senior Subordinated Note by the Company to each of the Noteholders;

                           (d) the due execution and delivery of an Amended and Restated Series B Senior Subordinated Convertible Note to each of the Noteholders;

                           (e) the consent of the Lenders, as lenders party to the Senior Loan Agreement, to this Agreement, the Exchange Agreement and the transactions contemplated thereby;

                           (f) the consent of Madeleine L.L.C., an affiliate of Cerberus, to this Agreement, the Exchange Agreement and the transactions contemplated thereby; and

                           (g) the conditions precedent set forth in Section 6 of the Exchange Agreement have been satisfied in full by the Company or have been waived by the Noteholders, in their sole discretion.

                  Section 5. EFFECT ON THE SECURITIES EXCHANGE AGREEMENT. Except as amended hereby, the Securities Exchange Agreement and the other Note Documents shall remain in full force and effect. Except as set forth herein, nothing in this Agreement shall be deemed to (i) constitute a forbearance or waiver of compliance by any of the Coram Parties of any term, provision or condition of the Securities Exchange Agreement or any other instrument or agreement referred to therein or under the Note Documents or (ii) prejudice any right or remedy that any Noteholder may now have or may have in the future under or in connection with the Securities Exchange Agreement or any other Note Document.

                  Section 6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  Section 7. GOVERNING LAW. The validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  Section 8. HEADINGS. Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute part of this Agreement for any other purpose.

                  Section 9. REFERENCES. References herein and in the other Note Documents to the "Securities Exchange Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the Securities Exchange Agreement, shall mean and be a reference to the Securities Exchange Agreement as amended hereby.


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

                         [Signatures on following page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                          CORAM, INC.


                                          By:  /S/  SCOTT R. DANITZ
                                               ---------------------------------
                                          Name:  Scott R. Danitz
                                          Title:  Vice President and Treasurer


                                          CORAM HEALTHCARE CORPORATION


                                          By:  /S/   SCOTT R. DANITZ
                                               ---------------------------------
                                          Name: Scott R. Danitz
                                          Title:  Senior Vice President, Finance
                                                  and Chief Accounting Officer


                                          CERBERUS PARTNERS, L.P.


                                          By:  /S/  MARK NEPORENT
                                               ---------------------------------
                                          Name:  Mark Neporent
                                          Title:  Chief Operating Officer


                                          GOLDMAN SACHS CREDIT PARTNERS L.P.


                                          By:  /S/  DAN ALLEN
                                               ---------------------------------
                                          Name:  Dan Allen
                                          Title:


                                          FOOTHILL CAPITAL CORPORATION


                                          By:  /S/   ED STERNS
                                               ---------------------------------
                                          Name:  Ed Sterns
                                          Title:  Senior Vice President


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

                                                                       EXHIBIT A

                                     CONSENT

                          Dated as of December 29, 2000

                  Each of the undersigned, in its capacity as a Guarantor under the Securities Exchange Agreement referred to in the foregoing Agreement, hereby consents to the said Agreement and hereby confirms and agrees that its guaranty of the Guaranteed Obligations (as such term is defined in the Guarantee Agreements) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Agreement, each reference in each Guarantee Agreement to "this Agreement", "hereunder", "thereunder", "thereof" or words of like import shall mean and be a reference to the Securities Exchange Agreement as amended by said Agreement.

                  This Consent may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all executed counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.


                                          CORAM HEALTHCARE CORPORATION


                                          By:  /S/  SCOTT R. DANITZ
                                               ---------------------------------
                                          Name:    Scott R. Danitz
                                          Title:   Senior Vice President,
                                                   Finance and Chief Accounting
                                                   Officer

                                          FOR EACH OF THE SUBSIDIARY GUARANTORS
                                          LISTED ON ANNEX A HERETO


                                          By: /S/  SCOTT R. DANITZ
                                              ----------------------------------
                                          Name: Scott R. Danitz
                                          Title:  Vice President and Treasurer

                                          c/o Coram Healthcare Corporation
                                          1125 Seventeenth Street, Suite 1500
                                          Denver, CO 80202

                                                                         ANNEX A


                                  SUBSIDIARIES


         Coram International Holdings Ltd.
         Coram Healthcare Limited

         Coram Physician Services, Inc.
                  Fairfax Hematology Oncology Associates, Inc.
         Healthinfusion, Inc.
         H.M.S.S., Inc.
                  Coram Homecare of Texas, Inc.
                  Infusion Affiliates of Dallas, Inc.
         Medisys, Inc.
                  Coram Homecare of Illinois, Inc.
         T2 Medical, Inc.
                  Columbia Home Therapeutics, Inc.
                  Coram Healthcare Corporation of Alabama
                  Coram Healthcare Corporation of Colorado
                  Coram Healthcare Corporation of Connecticut
                  Coram Healthcare Corporation of Delaware
                  Coram Healthcare Corporation of Florida
                  Coram Healthcare Corporation of Greater D.C.
                  Coram Healthcare Corporation of Greater New York Coram Healthcare Corporation of Illinois
                  Coram Healthcare Corporation of Indiana
                  Coram Healthcare Corporation of Iowa
                  Coram Healthcare Corporation of Kansas
                  Coram Healthcare Corporation of Kentucky
                  Coram Healthcare Corporation of Louisiana
                  Coram Healthcare Corporation of Michigan
                  Coram Healthcare Corporation of Minnesota
                  Coram Healthcare Corporation of Missouri
                  Coram Healthcare Corporation of Mississippi
                  Coram Healthcare Corporation of Nebraska
                  Coram Healthcare Corporation of Nevada
                  Coram Healthcare Corporation of New Hampshire
                  Coram Healthcare Corporation of New Jersey
                  Coram Healthcare Corporation of New Mexico
                  Coram Healthcare Corporation of North Carolina Coram Healthcare Corporation of Northern California Coram Healthcare Corporation of Ohio
                  Coram Healthcare Corporation of Oklahoma

                  Coram Healthcare Corporation of Oregon
                  Coram Healthcare Corporation of Pennsylvania
                  Coram Healthcare Corporation of Rhode Island
                  Coram Healthcare Corporation of South Carolina
                  Coram Healthcare Corporation of Southern California
                  Coram Healthcare Corporation of Southern Florida
                  Coram Healthcare Corporation of Tennessee
                  Coram Healthcare Corporation of Texas
                  Coram Healthcare Corporation of Virginia
                  Coram Healthcare Corporation of Washington
                  Coram Healthcare Corporation of West Virginia
                  Coram Healthcare Corporation of Wisconsin
                  Coram Homecare of Arizona, Inc.
                  Coram Homecare of Kansas, Inc.
                  Coram Homecare of Michigan, Inc.
                  Coram Homecare of Minnesota, Inc.
                  Coram Homecare of Nebraska, Inc.
                  Coram Homecare of Northern California, Inc.
                  Coram Homecare of Ohio, Inc.
                  Coram Homecare of South Carolina, Inc.
                  Coram Homecare of South Carolina, L.L.C.
                  Coram Homecare of Virginia, Inc.
                  Coram Homecare of Wisconsin, Inc.
                  Coram Management of Hawaii, Inc.
                  Coram Service Corporation
                  Curaflex Health Services, Inc.
                           Caremark Pharmacy Services, Inc.
                           Comprehensive Pharmacy Home IV Services, Inc.
                           Coram Alternative Site Services, Inc.
                           Coram Healthcare Corporation of Massachusetts
                                    Clinical Homecare Corporation Coram
                           Healthcare Corporation of New York Coram Healthcare Corporation of North Texas Coram Healthcare Corporation of Utah Coram Healthcare of Wyoming, L.L.C. Stratogen of Rhode Island, Inc.
                  Dallas Home Therapeutics, Inc.
                  Extendacare Health Systems, Inc.
                  Intracare Holdings Corporation


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